UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 3, 2011

WIZARD WORLD, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33383	98-0357690
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 Avenue of the Americas, 2nd Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(646) 380-2486
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm.

On February 3, 2011, we dismissed Seale & Beers, CPAs, Las Vegas, NV (“S&B”), as our independent registered public accounting firm. Our Board of Directors (the “Board”) participated in and approved the decision to change our independent registered public accounting firm on February 1, 2011.

S&B’s reports on our financial statements for the years ended July 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with the audit and review of our financial statements through October 31, 2010, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which disagreements if not resolved to S&B’s satisfaction would have caused them to make reference in connection with its opinion to the subject matter of the disagreement.  In connection with our audited financial statements for the years ended July 31, 2010 and 2009, there have been no reportable events with our Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

We provided S&B with a copy of this Current Report on Form 8-K and requested that S&B furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements. We have received the requested letter from S&B, and a copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm.

On February 3, 2011, our Board appointed Li & Company, PC, Skillman, NJ (“Li”), as our new independent registered public accounting firm. The decision to engage Li was approved by our Board on February 1, 2011.  Prior to February 3, 2011, we did not consult with Li regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on our financial statements, (3) written or oral advice provided by Li that would be an important factor considered by our Company in reaching a decision as to an accounting, auditing or financial reporting issues or (4) any matter that was the subject of a disagreement between our Company and our predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

16.1	Letter from Seale & Beers, CPAs dated February 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2011	By:	/s/ Gareb Shamus
	Name:	Gareb Shamus
	Title:	President and Chief Executive Officer